Restricted Net Assets	12 Months Ended
Mar. 31, 2020
Restricted Investments Note [Abstract]
Restricted Net Assets

21. Restricted net assets

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital and additional paid-in capital of the Company’s PRC subsidiaries, affiliates and VIEs. As of March 31, 2019 and 2020, the total restricted net assets were RMB22,436 and RMB733,239.